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                                                                    EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statement
(No. 333-72081) of Beckman Coulter, Inc. on Form S-8 of our report dated
June 16, 2000, appearing in the Annual Report on Form 11-K of Beckman Coulter, Inc. Savings Plan for the year ended December 31, 1999.





/s/ Deloitt & Touche LLP
------------------------
Deloitte & Touche LLP
Costa Mesa, California
June 27, 2000